UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 14, 2014

TRUNKBOW INTERNATIONAL HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-1485933	26-3552213
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Unit 1217-1218, 12F of Tower B, Gemdale Plaza,

No. 91 Jianguo Road, Chaoyang District, Beijing,

People’s Republic of China 100022

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (86) 10 85712518

 _____________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 14, 2014, Trunkbow International Holdings Limited (the “Company”) convened its special meeting of stockholders (the “Special Meeting”). The purposes of the Special Meeting, as described in detail in the Company’s definitive proxy statement dated March 10, 2014, as supplemented by a supplement dated April 7, 2014, (the “Proxy Statement”), were to consider proposals (i) to adopt the Agreement and Plan of Merger, dated as of December 10, 2013 (as it may be amended from time to time, the “Merger Agreement”), among the Company, Trunkbow Merger Group Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (“Parent”), and Trunkbow International Merger Sub Limited, a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (such proposal, the “Merger Proposal”); and (ii) to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement (such proposal, the “Adjournment Proposal”).

The total number of shares of Company common stock present in person or by proxy was equal to approximately 82.7% of the outstanding shares of Company common stock entitled to vote, thereby constituting a quorum for the purpose of the Special Meeting.

The results of the vote for each proposal were as follows:

Proposal 1 – the Merger Proposal

All Stockholders
Votes For	Votes Against	Abstentions	Broker Non-Votes
30,086,051	137,341	5,064	217,624
All Stockholders (excluding the shares of Company common stock held by Dr. Wanchun Hou and Mr. Qiang Li and their respective affiliates)
Votes For	Votes Against	Abstentions	Broker Non-Votes
13,929,068	137,341	5,064	217,624

The votes in favor of the Merger Proposal were sufficient to approve the Merger Proposal.

Proposal 2 – the Adjournment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,261,350	172,006	12,724	0

The votes in favor of the Adjournment Proposal were sufficient to approve the Adjournment Proposal.

Item 8.01 Other Events.

On April 14, 2014, the Company issued a press release announcing the results of its Special Meeting. A copy of that press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release, dated April 14, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2014

TRUNKBOW INTERNATIONAL HOLDINGS LIMITED

By:	/s/ Kokhui Tan
Name: Kokhui Tan
Title: Director

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated April 14, 2014.

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